UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Aligos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39617	82-4724808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Corporate Dr., 2nd Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(800) 466-6059

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALGS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2024, Aligos Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment (the “2020 Plan Amendment”) to the Company’s 2020 Incentive Award Plan (the “2020 Plan”). The 2020 Plan Amendment was approved by the Board of Directors (the “Board”) on March 1, 2024 and became effective upon stockholder approval at the Annual Meeting.

The 2020 Plan Amendment amends the 2020 Plan (as amended, the “Amended Plan”) to treat outstanding pre-funded warrants with an exercise price per share equal to a penny or less the same as outstanding common stock such that beginning in 2025 and ending in 2030, annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of (i) 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to a penny or less, in each case, as of the last day of the immediately preceding fiscal year or (ii) such smaller number of shares determined by the Board.

The terms and conditions of the Amended Plan are described in the section entitled “Proposal 4 – Approval of Amendment to our 2020 Incentive Award Plan” included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”). This description is incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The above and the incorporated descriptions of the Amended Plan are qualified in their entirety by reference to the 2020 Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 500,000,000 shares. The increase in the number of authorized shares voting common stock was effected pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 27, 2024 and was effective as of such date.

The above description is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Proxy Statement. Only stockholders of record as of the close of business on April 29, 2024, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 75,017,589 shares of the Company’s voting common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of two Class I directors to hold office until the 2027 annual meeting of stockholders or until their respective successor is elected. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lawrence M. Blatt, Ph.D., MBA	50,280,425	6,805,958	9,943,666
James Scopa, JD, MBA	50,312,861	6,773,522	9,943,666

Proposal 2. The ratification of the selection by the audit committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
66,868,842	132,121	29,086

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The grant of authority to the Board to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split, if the Board deems it within the best interests of the Company. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
66,621,649	376,838	31,562

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 4. The approval of an amendment to the 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share equal to a penny or less the same as outstanding common stock such that beginning in 2025 and ending in 2030, annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to a penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by the Board. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,863,352	9,109,670	116,889	9,940,138

Proposal 5. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 500,000,000 shares. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
65,225,664	1,786,938	17,447

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Aligos Therapeutics, Inc.

10.1	Amendment to the Aligos Therapeutics, Inc. 2020 Incentive Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGOS THERAPEUTICS, INC.

Date: June 28, 2024	By:	/s/ Lesley Ann Calhoun
Lesley Ann Calhoun
Executive Vice President, Chief Financial Officer